UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007
TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2601 S. Bayshore Drive
Miami, Florida 33133

(Address of Principal Executive Office)
Registrant’s telephone number, including area code (305) 856-3200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This current report on Form 8-K/A amends and supplements a current report on Form 8-K filed by Terremark Worldwide, Inc., a Delaware corporation (the “Company”), on May 29, 2007 in connection with the Company’s acquisition of all of the right, title and interest in and to one hundred percent of the outstanding membership interests of Data Return, LLC.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
     The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:
(b)	Pro Forma Financial Information
     The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

Exhibit 99.2
Page
Terremark Worldwide, Inc. — Pro Forma Financial Information
Unaudited Pro Forma Condensed Combined Financial Statements	1
Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 2007	2
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2007	3
Notes to Unaudited Pro Forma Condensed Combined Financial Statements	4

(c)	Exhibits

Exhibit No.	Document
10.1
Interest Purchase Agreement, dated May 11, 2007, by and among the Company and Saratoga Partners IV LP, Saratoga Management Company LLC, Saratoga Coinvestment IV LLC, Saratoga Partners IV LLC, certain management sellers party thereto (collectively, the “Sellers”) (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2007).

10.2
Registration Rights Agreement, dated May 11, 2007, by and among the Company and the Sellers (incorporated by reference to Exhibit 10.2 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2007).

23.1	Consent of KPMG LLP.

99.1	Data Return, LLC Consolidated Financial Statements.

99.2	Terremark Worldwide, Inc. Unaudited Consolidated Pro Forma Financial Information.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: August 9, 2007	By:	/s/ Jose A. Segrera
Jose A. Segrera
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP.

99.1	Data Return, LLC Consolidated Financial Statements.

99.2	Terremark Worldwide, Inc. Unaudited Consolidated Pro Forma Financial Information.

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